Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of August 11, 2015 (this “Amendment”), to the Credit Agreement, dated as of August 9, 2012 (as amended or modified from time to time, the “Credit Agreement”), among INTERPOOL, INC., a corporation organized under the laws of Delaware (the “Borrower”), the other loan parties thereto (the “Loan Parties”), the lenders party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1.                            Defined Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                            Amendments to Credit Agreement.

(a) The cover page of the Credit Agreement is hereby amended by adding Citigroup Global Markets Inc. as a Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent.

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Amendment No. 3”: Amendment No. 3, dated as of August 11, 2015, to this Agreement.

(c) The definition of “Payment Conditions” in Section 1.1 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof and replacing it with the following:

(a)                                 no Default or Event of Default exists or would result therefrom and either:

(i) Availability calculated immediately before and immediately after giving effect thereto on a Pro Forma Basis shall be greater than the greater of (x) 27.5% of the lesser of the

Borrowing Base and the Total Revolving Commitment and (y) $350,000,000, or

(ii) (x) Availability calculated immediately before and immediately after giving effect thereto on a Pro Forma Basis shall be greater than the greater of (aa) 17.5% of the lesser of the Borrowing Base and the Total Revolving Commitment and (bb) $225,000,000, and (y) immediately before and immediately after giving effect thereto, the Fixed Charge Coverage Ratio for the Test Period then in effect is at least 1.1 to 1.0, calculated on a Pro Forma Basis for the most recently ended fiscal quarter for which the financial statements in Section 5.01(a) or (b) have been delivered to the Administrative Agent; and

(d) Section 2.08(e) of the Credit Agreement is hereby amended by deleting the current amount of $1,250,000,000 set forth therein and replacing it with the new amount of $1,400,000,000.

(e) Subsection 2.16 of the Credit Agreement is hereby amended by adding the following clause (j) at the end thereof:

(j)                                    The Loan Parties, the Administrative Agent and the Lenders acknowledge and agree that, solely for purposes of determining the applicability of U.S. Federal withholding Taxes imposed by FATCA, from and after the effective date of Amendment No. 3, this Agreement will not be treated as a “grandfathered obligation” under FATCA.

SECTION 3.                            Effectiveness of Amendment.  This Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):

The Administrative Agent shall have received the following:

(i)                                     counterparts to this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(ii)                                  all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented fees and reasonable, documented, out-of-pocket expenses of legal counsel) required to be paid; and

(iii)                               certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of this Amendment.

SECTION 4.                            Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and to each Lender, as of the Amendment Effective Date:

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(a) The Borrower has the power and authority, and the legal right, to make, deliver and perform this Amendment, and to perform its obligations hereunder. The execution, delivery and performance by the Borrower of this Amendment has been authorized by all necessary corporate or other organizational action of the Borrower, and no other corporate or other organizational proceedings on the part of the Borrower is necessary to consummate such transactions.

(b) This Amendment has been duly executed and delivered on behalf of the Borrower. This Amendment (i) is a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing and (ii) is in full force and effect subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Neither the execution, delivery or performance of this Amendment, nor the performance of the transactions contemplated hereby, will invalidate the security interest granted on the Collateral pursuant to the Loan Documents or the priority or perfection of the Administrative Agent’s Lien on such Collateral.

(c) The execution and delivery of this Amendment by the Borrower (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except, to the extent permitted by the Loan Documents, for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to the Borrower or any of its Restricted Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or the assets of the Borrower or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries; except Liens created pursuant to the Loan Documents, except, in each case other than with respect to the creation of Liens, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take such action, could not reasonably be expected to result in a Material Adverse Effect.

(d) Immediately before and immediately after giving effect to this Amendment, (A) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier or “Material Adverse Effect” shall be required to be true and correct in all respects), and (B) no Default exists.

SECTION 5.                            Effect on the Credit Agreement.  (a)  Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

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(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement.

SECTION 6.                            Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 7.                            Governing Law; Waiver of Jury Trial. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 9.09 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8.                            Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INTERPOOL, INC.

By:	/s/ Christopher Annese
Name: Christopher Annese
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Matthew H. Massie
Name:	MATTHEW H. MASSIE
Title:	MANAGING DIRECTOR

Bank of America, N.A., as a Lender

By:	/s/ Allan R. Juleus
	Name:	Allan R. Juleus
	Title:	SVP

Capital One Business Credit Corp.
(f/k/a Capital One Leverage Finance Corp.),
as a Lender

By:	/s/ Micah Spellman
	Name:	Micah Spellman
	Title:	Vice President

Cathay Bank,
as a Lender

By:	/s/ Humberto Campos
	Name:	HUMBERTO CAMPOS
	Title:	VICE PRESIDENT

CIT Finance LLC,
as a Lender

By:	/s/ Renee M. Singer
	Name:	Renee M. Singer
	Title:	Managing Director

Citizens Business Capital, F/K/A RBS Citizens Business Capital, a division of Citizens Asset Finance, Inc., F/K/A RBS Asset Finance, Inc., a subsidiary of Citizens Bank, N.A., F/K/A RBS Citizens, N.A.,

as a Lender

By:	/s/ Richard Norberg
Name: Richard Norberg
Title: Assistant Vice President

City National Bank, a national banking association,
as a Lender

By:	/s/ Mia Bolin
Name: Mia Bolin
Title: Vice President

Compass Bank,
as a Lender

By:	/s/ Michael Sheff
Name: Michael Sheff
Title: Sr. Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

DVB Bank SE,
as a Lender

By:	/s/ Volker Eberhart
Name: Volker Eberhart
Title: Vice President

By:	/s/ Joachim Steck
Name: Joachim Steck
Title: Vice President

FirstMerit Bank, N.A.,
as a Lender

By:	/s/ Lynn Alan Gruber
	Name:	Lynn Alan Gruber
	Title:	Vice President

FIRST NIAGARA COMMERCIAL FINANCE, INC.,
as a Lender

By:	/s/ Danielle Prentis
	Name:	Danielle Prentis
	Title:	VP – Portfolio Manager

ING Bank N.V.,
as a Lender

By:	/s/ Jules Oscar E. Kollmann
	Name:	Jules Oscar E. Kollmann
	Title:	Managing Director

By:	/s/ Bastiaan Bierens
	Name:	Bastiaan Bierens
	Title:	Director

MUFG Union Bank, National Association,
as a Lender

By:	/s/ Steven A. Narsutis
	Name:	Steven A. Narsutis
	Title:	Vice President

NYCB SPECIALTY FINANCE COMPANY, LLC,
a wholly owned subsidiary of
New York Community Bank,
as a Lender

By:	/s/ Willard D. Dickerson, Jr.
	Name:	Willard D. Dickerson, Jr.
	Title:	Senior Vice President

PEOPLES UNITED BANK, NATIONAL ASSOCIATION, formerly known as People’s United Bank, as a Lender

By:	/s/ Carmen Caporrino
	Name:	Carmen Caporrino
	Title:	Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Robert Kizell
	Name:	Robert Kizell
	Title:	Attorney in Fact

By:	/s/ Andrew Chaykoski
	Name:	Andrew Chaykoski
	Title:	Attorney in Fact

Regions Bank, as a Lender

By:	/s/ Daniel Wells
	Name:	Daniel Wells
	Title:	Vice President

SunTrust Bank, as a Lender

By:	/s/ Alex Smith
	Name:	Alex Smith
	Title:	Authorized Signor

Webster Business Credit Corporation
as a Lender

By:	/s/ Joseph Zautra
	Name:	Joseph Zautra
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Reza Sabahi
	Name:	Reza Sabahi
	Title:	Duly Authorized Signer